POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned Trustee of the Commonwealth International Series Trust (the “Trust”), a Massachusetts business trust, hereby revokes all previous appointments and appoints Robert W. Scharar, Wesley Yuhnke, Maggie Bull and/or Tiffany R. Franklin, with full power of substitution, true and lawful attorney of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned any and all amendments to the Trust’s registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Form N-CEN, and any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this the 12th day of December, 2024.

/s/ John Akard Jr.

John Akard Jr.

STATE OF TEXAS:

COUNTY OF HARRIS:

John Akard Jr., SWORN TO AND SUBSCRIBED before me this 12th day of December 2024, who is [ X ] personally known to me or who [ ] produced _____________________________________________ as identification.

/s/ Bradley Coplen

Notary Public, State of Texas

My Commission Expires: 06-14-2026

Seal:

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned Trustee of the Commonwealth International Series Trust (the “Trust”), a Massachusetts business trust, hereby revokes all previous appointments and appoints Robert W. Scharar, Wesley Yuhnke, Maggie Bull and/or Tiffany R. Franklin, with full power of substitution, true and lawful attorney of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned any and all amendments to the Trust’s registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Form N-CEN, and any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this the 9th day of December, 2024.

/s/ Anthony Box

Anthony Box

STATE OF TEXAS:

COUNTY OF DALLAS:

Anthony Box, SWORN TO AND SUBSCRIBED before me this 9th day of December 2024, who is [ X ] personally known to me or who [ X ] produced TX DL XXXXX801 as identification.

/s/ Elizabeth L. Krause

Notary Public, State of Texas

My Commission Expires: 06-15-2026

Seal:

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned Trustee of the Commonwealth International Series Trust (the “Trust”), a Massachusetts business trust, hereby revokes all previous appointments and appoints Robert W. Scharar, Wesley Yuhnke, Maggie Bull and/or Tiffany R. Franklin, with full power of substitution, true and lawful attorney of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned any and all amendments to the Trust’s registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Form N-CEN, and any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this the 10th day of December, 2024.

/s/ Christina Doherty

Christina Doherty

STATE OF TEXAS:

COUNTY OF HARRIS:

Christina Doherty, SWORN TO AND SUBSCRIBED before me this 10th day of December 2024, who is [X] personally known to me or who [ X ] produced driver license as identification.

/s/ Savana Guerrero

Notary Public, State of Texas

My Commission Expires: 06-02-2026

Seal:

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned Trustee of the Commonwealth International Series Trust (the “Trust”), a Massachusetts business trust, hereby revokes all previous appointments and appoints Robert W. Scharar, Wesley Yuhnke, Maggie Bull and/or Tiffany R. Franklin, with full power of substitution, true and lawful attorney of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned any and all amendments to the Trust’s registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Form N-CEN, and any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this the 12th day of December, 2024.

/s/ Caroline Montalbano

Caroline Montalbano

STATE OF TEXAS:

COUNTY OF HARRIS:

Caroline Montalbano, SWORN TO AND SUBSCRIBED before me this 12th day of December 2024, who is [ ] personally known to me or who [ X ] produced TX drivers license as identification.

/s/ Amanda Johnson

Notary Public, State of Texas

My Commission Expires: 09-07-2027

Seal: